PROSPECTUS SUPPLEMENT
(To Prospectus dated May 22, 2013)	July 3, 2013

Cornerstone Progressive Return Fund

25,178,925 Rights for 8,392,975 Shares of Beneficial Interest

Cornerstone Progressive Return Fund (the ‘‘Fund’’) is hereby resuming its previously suspended Rights Offering (the ‘‘Offer’’) and the issuance of non-transferable rights to subscribe for shares of the Fund’s shares of beneficial interest. The Offer will resume on July 8, 2013 and the Fund has extended the Expiration Date of the Offer until July 26, 2013, unless further extended by the Fund. The Fund, in accordance with an undertaking made by the Fund in its Registration Statement, suspended the Offer on June 24, 2013 due to the Fund’s net asset value having declined by more than 10% from its net asset value of $4.74 as of May 17, 2013 (last calculated net asset value prior to the effective date of May 22, 2013), the effective date of the Fund’s registration statement, to $4.24 on June 21, 2013. The closing market price of the Fund on May 17, 2013 and June 21, 2013 was $5.75 and $5.22, respectively, representing a market price premium above net asset value on May 17, 2013 and June 21, 2013 of 21.31% and 23.11%, respectively. The closing market price and net asset value of the Fund on June 28, 2013 was $5.79 and $4.32, respectively, representing a premium above net asset value of 34.03%.

The Offer will continue to be made on the same terms as described in the Prospectus dated May 22, 2013 (and using the same subscription documentation previously supplied to shareholders), except that the Expiration Date for the Offer is hereby extended until July 26, 2013, unless further extended, and except that shareholders who had subscribed prior to the suspension may withdraw their subscription and receive their payment by notifying The Colbent Corporation, the Subscription Agent, on or before 5:00 p.m., New York City time, on July 26, 2013.

Shares will be issued within the 21-Day period immediately following the record date of the Fund’s monthly distribution and Shareholders exercising rights will not be entitled to receive such distribution with respect to the shares issued pursuant to such exercise.

The decrease in the Fund’s net asset value is due to both the issuance of the June distribution and a decline in the value of the Fund’s portfolio securities. There can be no assurance that the net asset value of the Fund will not continue to decline. If there is a subsequent decline of greater than 10% in the net asset value of the Fund after the new effectiveness date for the Fund’s registration statement, the Fund will suspend the Offer. If this occurs, management will consider market factors and other conditions in determining whether to continue the Offer, and will continue to monitor changes in the Fund’s net asset value.

Persons seeking further information regarding the Fund’s Rights Offering, or interested in obtaining a Prospectus, should contact their broker or nominee, or contact the Fund’s Information Agent:

AST FUND SOLUTIONS, LLC
Toll free: (800) 581-4001